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Exhibit 24.2

POWER OF ATTORNEY
For Registration Statement of
USANi LLC

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USANi LLC, a Delaware limited liability company (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") in connection with the Company's guarantee of $750 million of 7% Senior Notes due 2013 to be issued by USA Interactive pursuant to an exchange offer, hereby constitutes and appoints Dara Khosrowshahi, David Ellen and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 24th day of January, 2003.

/s/ DARA KHOSROWSHAHI Name: Dara Khosrowshahi Title: President and Director

POWER OF ATTORNEY
For Registration Statement of
USANi LLC

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USANi LLC, a Delaware limited liability company (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") in connection with the Company's guarantee of $750 million of 7% Senior Notes due 2013 to be issued by USA Interactive pursuant to an exchange offer, hereby constitutes and appoints Dara Khosrowshahi, David Ellen and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 23rd day of January, 2003.

/s/ WILLIAM J. SEVERANCE Name: William J. Severance Title: Vice President and Controller

POWER OF ATTORNEY
For Registration Statement of
USANi LLC

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USANi LLC, a Delaware limited liability company (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") in connection with the Company's guarantee of $750 million of 7% Senior Notes due 2013 to be issued by USA Interactive pursuant to an exchange offer, hereby constitutes and appoints Dara Khosrowshahi, David Ellen and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 24th day of January, 2003.

/s/ DAVID ELLEN Name: David Ellen Title: Director

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  Exhibit 24.2
POWER OF ATTORNEY For Registration Statement of USANi LLC
POWER OF ATTORNEY For Registration Statement of USANi LLC
POWER OF ATTORNEY For Registration Statement of USANi LLC